UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2007

EasyLink Services International Corporation
 (Exact name of registrant as specified in its charter)

Delaware	000-24996	13-3645702
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6025 The Corners Parkway, Suite 100 Norcross, Georgia	30092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 533-8000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

As stated in its Current Report on Form 8-K filed on October 26, 2007, which is being amended by this Form 8-K/A, EasyLink Services International Corporation (the “Company”) dismissed Tauber & Balser, P.C. (“Tauber & Balser”) as the Company’s independent accounting firm on October 26, 2007.

The Company provided Tauber & Balser with a copy of the disclosures the Company made in its Current Report on Form 8-K filed on October 26, 2007. The Company also requested that Tauber & Balser furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Tauber & Balser agrees with the statements made by the Company in such Form 8-K and, if not, stating the respects in which Tauber & Balser does not agree. As of October 26, 2007, the original filing date of the Current Report on Form 8-K, Tauber & Balser had not yet provided the Company with such a letter. However, on October 31, 2007, Tauber & Balser provided the Company with its letter addressed to the Securities and Exchange Commission, which letter is included as Exhibit 16.1 to this amended Current Report on Form 8-K/A.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

16.1	Letter of Tauber & Balser, P.C. to the Securities and Exchange Commission, dated October 31, 2007, pursuant to Item 304(a)(3) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EasyLink Services International Corporation

By: /s/ Glen E. Shipley
Glen E. Shipley
Chief Financial Officer

Dated: October 31, 2007

EXHIBIT INDEX

Exhibit Number         Description

16.1	Letter of Tauber & Balser, P.C. to the Securities and Exchange Commission, dated October 31, 2007, pursuant to Item 304(a)(3) of Regulation S-K.

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